                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2001



                        Arcadia Receivables Finance Corp.
                   Arcadia Automobile Receivables Trust 1997-C
                      (Exact name of registrant as
                        specified in its charter)



         Delaware                  333-82281               41-1743653
      (State or other             (Commission            (IRS Employer
      jurisdiction of             File Number)         Identification No.)
       incorporation)


290 E. Carpenter Freeway, Irving, Texas                               75062-2729
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5. Other Events.

     The Servicer's Certificate for the month of January 2001 was distributed to Noteholders on February 15, 2001.


Item 7(c). Exhibits

Exhibit No.                 Description
-----------            ----------------------

   20.1                Servicer's Certificate for the month of
                       January 2001.




                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Michael J.  Forde
                                 ----------------------------
                                 Title: Assistant Secretary



Date: February 21, 2001